Tortoise Energy Capital Corp.

Yield

Growth

Quality

2006 1st Quarter Report

February 28, 2006

"...Steady Wins™"

TYY
LISTED
NYSE

Company at a Glance
•	A pioneering closed-end investment company investing primarily in equity securities of Master Limited Partnerships (MLPs) operating energy infrastructure assets

•	Objectives: Yield, Growth, Quality
About Master Limited Partnerships
MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 50 MLPs in the market, mostly in industries related to energy, natural resources and real estate.
Investment Objectives: Yield, Growth and Quality
Tortoise Capital invests primarily in MLPs in the energy infrastructure sector. Our goal is to provide our stockholders with a high level of total return with an emphasis on current distributions paid to stockholders. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas, and refined products from production points to the end users. Our investments are primarily in mid-stream (mostly pipeline) operations, which produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing dividend stream for our investors.
Tortoise Capital Investment Versus a Direct Investment in MLPs
Tortoise Capital provides its stockholders with an efficient alternative to investing directly in MLPs. A direct investment in an MLP offers the opportunity to receive an attractive distribution that is approximately 80 percent tax deferred, with a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. Tortoise Capital is structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.
Additional features of Tortoise Capital include:
•	One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;

•	A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf;

•	The ability to access investment grade credit markets to enhance the dividend rate; and

•	Access to direct placements and other investments not available through the public markets.

April 5, 2006
Dear Fellow Stockholders,
We are pleased to submit Tortoise Energy Capital Corp.’s (Tortoise Capital) report for the quarter ended February 28, 2006.
Performance Review
We have built this company with the goal of dividend growth. Tortoise Capital paid its first dividend of $0.36 per share for fiscal year 2006, the company’s third consecutive dividend increase to date, representing a 5.9 percent increase over the distribution for the prior quarter. We continue to expect that a significant portion of dividends paid in 2006 to be return of capital for income tax purposes.
The increase in dividend is a result of growth in Distributable Cash Flow (“DCF”), which increased to $6 million from $5.58 million last quarter, a growth of 7.5 percent. The growth in DCF resulted from successful deployment of the proceeds of the Tortoise Notes Offering completed during the fourth quarter of last year, the investment of additional leverage proceeds of Tortoise Money Market Preferred shares in the amount of $70 million during this quarter and distribution growth from MLP investments. During this quarter, over 90 percent of the MLPs that we own increased their distributions.
At quarter end, total assets of Tortoise Capital were $581 million, up from $494 million at the end of 4th quarter 2005. This growth in total assets was a result of the leverage transactions discussed above and the growth in the unrealized appreciation of our investments of $15.5 million during the quarter.
We have invested most of the proceeds from the recently closed offering of Money Market Preferred Shares, and expect the next dividend to represent full investment of the company’s assets, including leverage. Approximately 51 percent of total assets were invested through direct placements or IPOs of MLPs or affiliates.
Due to the relatively inexpensive cost of fixing our leverage costs, we swapped short-term floating rate obligations of Tortoise Capital’s Notes and MMP Shares for longer-term fixed rates. These swaps stabilize the company’s cost of capital, eliminate the impact of higher interest rates on DCF and set the stage for solid dividend growth.
MLP Overview and Investment Outlook
MLP companies reported strong results in the fourth quarter of 2005, positively impacting our DCF in the first quarter. The average distribution growth of the companies in our portfolio for the first quarter 2006, was 4.2 percent. We expect increasing product demand, internal growth initiatives and acquisitions to drive distribution growth going forward. The Energy Information Administration projects refined products, crude oil, and natural gas demand to increase approximately 1.0 percent annually for the next 20 years. In addition, MLPs expect to spend over $10 billion on internal growth projects between 2006 – 2008. Finally, acquisition activity remains robust totaling over $5 billion in 2005. We expect the combination of these factors to produce growth of at least 4 percent per annum.
2006 1st Quarter Report   1

The main, long-term challenges facing the industry are increasing interest rates and high oil and natural gas prices. Higher interest rates increase borrowing costs while higher oil and natural gas prices may impact product demand.
We are seeing increased investor awareness of, and appetite for, the tax-advantaged returns provided by MLP investments, and continuing growth of the sector’s market capitalization. The MLP market added over $1.5 billion through new entrants and secondary offerings in the fourth quarter of 2005.
In Conclusion
We remain focused on delivering investors an attractive yield that will grow with the distributions from the quality companies in which we invest. We continue to believe that an investment in Tortoise Energy will provide a superior return when compared to alternative investments with similar risk characteristics.
Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte
...Steady Wins™
2   Tortoise Energy Capital Corp.

Summary Financial Information
Key Financial Data
Management’s Discussion
Schedule of Investments
Statement of Assets & Liabilities
Statement of Operations
Statement of Changes in Net Assets
Statement of Cash Flows
Financial Highlights
Notes to Financial Statements
Additional Information

Summary Financial Information

Period Ended
February 28, 2006
Market value per share	$22.90
Net asset value per share	23.36
Total net assets	372,567,897
Unrealized appreciation of investments (excluding interest rate swap contracts) before deferred taxes	15,842,908
Unrealized appreciation of investments and interest rate swap contracts after deferred taxes	9,529,725
Net investment loss	(712,659)
Total realized gain	232,324
Total return (based on market value)	5.26%
Net operating expenses before leverage costs and taxes as a percent of average total assets(1)	1.10%
Distributable cash flow as a percent of average net assets(2)	6.51%

(1)	Annualized. Represents expenses, after fee reimbursement, excluding leverage costs and taxes.

(2)	Annualized. See Key Financial Data which illustrates the calculation of distributable cash flow.
2006 1st Quarter Report   3

Key Financial Data (Unaudited)
(dollar amounts in thousands unless otherwise indicated)

2005
May 31, 2005(1)
Total Distributions Received from Investments
Distributions received from master limited partnerships	$—
Dividends paid in stock	—
Short-term interest and dividend income	—

Total from investments	—
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees	—
Other operating expenses	—

—

Distributable cash flow before leverage costs and current taxes	—
Leverage Costs(3)	—
Current income tax expense	—

Distributable Cash Flow	$—

Dividends paid on common stock	$—
Dividends paid on common stock per share
Payout percentage for period(4)	—
Total assets, end of period	334,464
Average total assets during period(5)	—
Leverage (Tortoise Notes and Preferred Stock)	—
Leverage as a percent of total assets	—
Unrealized appreciation (depreciation) after deferred taxes, end of period	—
Net assets, end of period	333,648
Average net assets during period(6)	—
Net asset value per common share	23.79
Market value per share	24.69
Shares outstanding	14,023

Selected Operating Ratios(7)

As a Percent of Average Total Assets
Total distributions received from investments	—
Net operating expenses before leverage costs and current taxes	—
Distributable cash flow before leverage costs and current taxes	—
As a Percent of Average Net Assets
Distributable cash flow	—

(1)	Commencement of Operations.

(2)	Q1 is the period from December through February. Q3 is the period from June through August. Q4 is the period from September through November.

(3)	Leverage costs include interest expense, auction agent fees, interest rate swap expenses and preferred dividends.

(4)	Dividends paid as a percentage of Distributable Cash Flow.

(5)	Computed by averaging month-end values within each period.

(6)	Computed by averaging daily values for the period.

(7)	Annualized.
4    Tortoise Energy Capital Corp.

2005		2006
Q3(2)	Q4(2)	Q1(2)
$ 1,928	$5,058	$7,537
1,464	1,549	1,580
1,578	494	311

4,970	7,101	9,428

848	939	1,193
254	211	287

1,102	1,150	1,480

3,868	5,951	7,948
—	372	1,935
—	—	17

$ 3,868	$5,579	$5,996

$ 3,739	$5,423	$5,742
0.235	0.34	0.36
96.7%	97.2%	95.8%
392,059	494,402	580,569
372,229	425,085	545,374
—	120,000	190,000
—	24.3%	32.7%
6,105	(813)	8,716
381,490	370,455	372,568
371,678	381,915	373,251
23.98	23.23	23.36
25.12	22.09	22.90
15,910	15,95	15,951

5.30%	6.70%	7.01%
1.17%	1.09%	1.10%
4.12%	5.61%	5.91%

4.13%	5.86%	6.51%
2006 1st Quarter Report   5

Management’s Discussion
The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.
Overview
Tortoise Capital’s goal is to provide a growing dividend stream to our investors, and when combined with MLP growth prospects, the investment offers the opportunity for an attractive total return. We seek to provide our stockholders with an efficient vehicle to invest in the energy infrastructure sector. While we are a registered investment company under the Investment Company Act of 1940, we are not a “regulated investment company” for federal tax purposes. Our dividends do not generate unrelated business taxable income (UBTI) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds as well as taxable accounts.
We invest primarily in MLPs through privately negotiated purchases, and secondarily through public market purchases. MLPs are publicly traded partnerships, whose equity interests are traded in the form of units on public exchanges, such as the NYSE. Our private finance activity principally involves providing financing directly to an MLP through privately negotiated equity investments. Our private financing is generally used to fund growth, acquisitions, recapitalizations, debt repayments and bridge financings. We generally invest in companies that are publicly reporting, but for which a privately negotiated financing offers advantages.
Critical Accounting Policies
The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed below.
Note 2 in the notes to financial statements included in this report discloses the significant accounting policies of Tortoise Capital.
6   Tortoise Energy Capital Corp.

Management’s Discussion
(Continued)
Determining Dividends Distributed to Stockholders
Our portfolio generates cash flow from which we pay dividends to stockholders. We pay dividends out of our distributable cash flow (“DCF”), which is simply our income from investments less our total expenses. The income from our investments includes the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and interest payments. The total expenses include current or anticipated operating expenses, total leverage costs and current income taxes on our operating income. Each are summarized for you in the table on pages 4 and 5 and are discussed in more detail below. We intend to reinvest the after-tax proceeds of sales of investments in order to maintain and grow our dividend rate.
Our Board of Directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly dividends. We have targeted to pay at least 95 percent of distributable cash flow on an annualized basis.
Investment Income
Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow our dividend to our stockholders, we evaluate each holding based upon its contribution to our investment income, our anticipation of its growth rate, and its risk relative to other potential investments.
We concentrate on MLPs with an increasing demand for services from economic and population growth. We utilize our disciplined investment process to select well-managed businesses with real, hard assets and stable recurring revenue streams.
Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to achieve a dividend yield equivalent to a direct investment in energy infrastructure MLPs. In addition, most energy infrastructure companies are regulated and utilize an inflation escalator index that factors in inflation as a cost pass through. So, over the long-term, we believe MLPs will outpace interest rate increases and produce positive returns.
Investment income relating to DCF for the quarter ended February 28, 2006 was approximately $9.4 million representing a 33 percent increase from 4th quarter 2005. In addition, investment income represented 7.01 percent of average total assets for the 1st quarter 2006, as compared to 6.70 percent for 4th quarter 2005. These increases reflect the issuance, and earnings from investment, of $70 million in leverage during 1st quarter 2006, in addition to continuing distribution increases from a majority of our MLP investments.
2006 1st Quarter Report   7

Management’s Discussion
(Continued)
Expenses
We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee and other administrative expenses; and (2) leverage costs. The net operating expenses before leverage costs for 1st quarter 2006 increased $330,000 from 4th quarter 2005, primarily a result of increased average assets of $120.2 million from quarter to quarter generating an increase in asset based advisory fees. On a percentage basis, net operating expenses before leverage costs were an annualized 1.10 percent of average total assets for 1st quarter 2006, an immaterial increase from 1.09 percent for 4th quarter 2005.
Leverage costs consist of four major components: (1) the direct interest expense, which will vary from period to period as all of our Tortoise Notes have variable rates of interest; (2) the auction agent fees, which are the marketing costs for the variable rate leverage; (3) the realized gain or loss on our swap arrangements; and (4) our preferred dividends, which also carry a variable rate dividend. We have now locked-in our cost of capital through interest rate swap agreements, converting our variable rate obligations to fixed rate obligations for the term of the swap agreements. With no short-term interest rate risk in Tortoise Capital, we now have an all-in weighted average cost of debt of 5.33 percent. Details of the swaps are disclosed in note 10 of our notes to financial statements. Leverage costs of $1.9 million in 1st quarter 2006 as compared to $372,000 in 4th quarter 2005, reflect an increase in all leverage costs components due to the increased amounts of leverage outstanding in the periods and full implementation of the swap agreements.
Distributable Cash Flow
For 1st quarter 2006 our DCF was $6 million, an increase of $417,000 or 7.5 percent from 4th quarter 2005. From this, we paid a dividend of $5.7 million, or 95.8 percent of distributable cash flow. On a per share basis, we declared a $0.36 dividend on February 10, 2006. This is an increase of 5.9 percent from 4th quarter 2005, and reflects additional earnings from the issuance and investment of leverage, in addition to increased distributions from our MLP holdings. We expect the dividend declared in May of this year to reflect full investment of the company’s assets, including leverage. With the growth in distributions from the master limited partnerships in which we invest, we expect the dividend to grow at least 4 percent annually.
Taxation of our Distributions
We invest in partnerships which have larger distributions of cash than the accounting income which they generate. Accordingly, the distributions include a return of capital component for accounting and tax purposes on our books. Dividends declared and paid by Tortoise Capital in a year generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income or returns of capital.
The taxability of the dividend you receive depends on whether the corporation has annual earnings and profits. If so, those earnings and profits are first allocated to the preferred shares, and then to the common shares. Because most of the distributions we have received from MLP’s are not income for tax purposes, we currently have very little income to offset against our expenses.
8   Tortoise Energy Capital Corp.

Management’s Discussion
(Continued)
In the future however, Tortoise Capital could have earnings and profits and that would make our dividend like any other corporate dividend and taxable at the 15 percent qualified dividend rate. Our dividend would include a taxable component for either of two reasons: first, the tax characterization of the distributions we receive from MLPs could change and become less return of capital and more in the form of income. Second, and most likely, we could sell an MLP investment in which Tortoise Capital has a gain. The unrealized gain we have in the portfolio is reflected in the statement of assets and liabilities. Tortoise Capital’s investments at value at February 28, 2006, was $572.6 million, with a cost of $556.7 million. The $15.9 million difference is gain that would be recognized if those investments were sold at those values. A sale would most likely give rise to earnings and profits in that period and make the distributions taxable qualified dividends. Note, however, that the statement of assets and liabilities reflects as a deferred tax liability the possible future tax liability we would pay if all investments were liquidated at their indicated value. It is for these two reasons that we only estimate the tax treatment each time we send a dividend, because both of these items are unpredictable until the year is over. We currently expect that our estimated annual taxable income for 2006 will be less than 20 percent of our estimated dividend distributions to shareholders in 2006, although the ultimate determination will not be made until January 2007.
Liquidity And Capital Resources
Tortoise Capital had total assets of $581 million at quarter end. Our total assets reflect the value of our investments, which are itemized in the schedule of investments. It also reflects cash, interest and other receivables and any expenses that may have been prepaid from time to time. During 1st quarter 2006, total assets grew from $494 million to $581 million, an increase of $87 million or 17.6 percent. This growth was primarily a result of the issuance of $70 million of additional leverage during the quarter and an increase in unrealized appreciation of investments of $15.8 million.
Total leverage outstanding as of February 28, 2006, is $190 million representing 32.7 percent of total assets, which is close to our target for leverage of approximately 33 percent of total assets.
While we currently have no plans to do so, we may in the future raise new debt and equity capital from time to time in order to fund investments we believe are beneficial to our shareholders.
2006 1st Quarter Report      9

Schedule of Investments (Unaudited)

	February 28, 2006
	Shares	Value
Master Limited Partnerships and Related Companies — 150.2% (1)

Crude/Refined Products Pipelines — 88.3% (1)
Buckeye Partners, L.P.	211,391	$9,356,166
Enbridge Energy Partners, L.P.	860,700	38,473,290
Holly Energy Partners, L.P.	49,215	1,974,014
Kinder Morgan Management, LLC (3)	1,803,944	78,886,471
Magellan Midstream Partners, L.P.	923,729	29,088,226
Pacific Energy Partners, L.P.	36,100	1,117,295
Pacific Energy Partners, L.P. (2)	1,584,800	46,054,288
Plains All American Pipeline, L.P.	560,600	25,120,486
Sunoco Logistics Partners, L.P.	848,860	36,382,140
TEPPCO Partners, L.P.	759,473	27,667,601
Valero, L.P.	672,609	34,989,120

		329,109,097

Natural Gas/Natural Gas Liquid Pipelines — 25.8% (1)
DCP Midstream Partners, L.P.	323,250	8,889,375
Enterprise GP Holdings, L.P.	31,300	1,247,305
Enterprise Products Partners, L.P.	2,974,796	72,228,047
Northern Border Partners, L.P.	280,250	13,480,025

		95,844,752

Natural Gas Gathering/Processing — 30.9% (1)
Boardwalk Pipeline Partners, L.P.	753,060	14,654,548
Copano Energy, LLC (2)	531,701	21,198,919
Crosstex Energy, L.P.	292,714	10,830,418
Crosstex Energy, L.P. (2)	977,199	33,986,981
Energy Transfer Partners, L.P.	664,670	23,742,012
Hiland Partners, L.P.	2,200	90,200
Regency Energy Partners, L.P.	471,720	9,462,703
Williams Partners, L.P.	32,335	1,070,288

		115,036,069

10       Tortoise Energy Capital Corp.

Schedule of Investments (Unaudited)
(Continued)

	February 28, 2006
	Shares	Value
Shipping — 2.6% (1)
K-Sea Transportation Partners, L.P.	280,910	$9,739,150

Propane Distribution — 2.6% (1)
Inergy, L.P.	319,029	8,722,253
Inergy Holdings, L.P.	28,751	977,534

		9,699,787

Total Master Limited Partnerships and Related Companies (Cost $543,484,770)		559,428,855

	Principal
	Amount
Promissory Note — 1.7% (1)

Shipping — 1.7% (1)
E.W. Transportation, LLC — Unregistered, 8.72%, Due 3/31/2009 (Cost $6,519,492)(2)(5)	$6,562,356	6,519,492

Short-Term Investments — 1.8% (1)

	Shares
Investment Companies — 1.8% (1)
First American Prime Obligations Money Market Fund — Class Y, 4.20% (4)(6)	3,342,374	3,342,374
First American Treasury Obligations Money Market Fund — Class Y, 4.18% (4)(6)	3,342,374	3,342,374

Total Short-Term Investments (Cost $6,684,748)		6,684,748
Total Investments — 153.7% (1) (Cost $556,689,010)		572,633,095
Auction Rate Senior Notes — (32.2%) (1)		(120,000,000)
Interest Rate Swap Contracts — (0.5%) (1)
$190,000,000 notional — Unrealized Depreciation (7)		(1,694,401)
Liabilities in Excess of Cash and Other Assets — (2.2%)(1)		(8,370,797)
Preferred Shares at Redemption Value — (18.8%) (1)		(70,000,000)

Total Net Assets Applicable to Common Stockholders — 100.0% (1)		$372,567,897

(1)	Calculated as a percentage of net assets applicable to common stockholders.

(2)	Fair valued securities represent a total market value of $107,759,680 which represents 28.9% of net assets. These securities are deemed to be restricted; see Note 6 for further disclosure.

(3)	Security distributions are paid in kind. Related company of master limited partnership.

(4)	All or a portion of the security is segregated as collateral for the unrealized depreciation on interest rate swap contracts.

(5)	Security is a variable rate instrument. Interest rate is as of February 28, 2006.

(6)	Rate indicated is the 7-day effective yield.

(7)	See Note 10 for further disclosure.
2006 1st Quarter Report      11

Statement of Assets & Liabilities (Unaudited)

February 28, 2006
Assets
Investments at value (cost $556,689,010)	$572,633,095
Cash	5,898,139
Receivable for investments sold	291,994
Interest receivable	53,283
Prepaid expenses and other assets	1,692,104

Total assets	580,568,615

Liabilities
Payable to Adviser	803,908
Dividend payable on common shares	5,742,238
Dividend payable on preferred shares	8,889
Payable for investments purchased	3,302,224
Accrued expenses and other liabilities	838,422
Unrealized depreciation on interest rate swap contracts	1,694,401
Current tax liability	17,400
Deferred tax liability	5,593,236
Auction rate senior notes payable:
Series A, due November 14, 2045	60,000,000
Series B, due November 14, 2045	60,000,000

Total liabilities	138,000,718

Preferred Shares
$25,000 liquidation value per share applicable to 2,800 outstanding shares (7,500 shares authorized)	70,000,000

Net assets applicable to common stockholders	$372,567,897

Net Assets Applicable to Common Stockholders Consist of
Capital stock, $0.001 par value; 15,950,661 shares issued and outstanding (100,000,000 shares authorized)	$15,951
Additional paid-in capital	364,316,147
Accumulated net investment loss, net of deferred tax benefit	(712,659)
Accumulated realized gain, net of deferred tax expense	232,008
Net unrealized gain on investments and interest rate swap contracts, net of deferred tax expense	8,716,450

Net assets applicable to common stockholders	$372,567,897

Net Asset Value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$23.36

See Accompanying Notes to the Financial Statements.
12      Tortoise Energy Capital Corp.

Statement of Operations (Unaudited)

Period from
December 1, 2005
through
February 28, 2006
Investment Income
Distributions received from master limited partnerships	$7,536,900
Less return of capital on distributions	(5,844,662)

Distribution income from master limited partnerships	1,692,238
Dividends from money market mutual funds	50,477
Interest	260,499

Total Investment Income	2,003,214

Expenses
Advisory fees	1,193,361
Administrator fees	92,852
Professional fees	69,293
Reports to stockholders	33,001
Directors’ fees	29,250
Fund accounting fees	14,657
Custodian fees and expenses	11,916
Registration fees	14,041
Stock transfer agent fees	3,419
Other expenses	18,243

Total Expenses before Interest Expense and Auction Agent Fees	1,480,033

Interest expense	1,604,724
Auction agent fees	69,351

Total Interest Expense and Auction Agent Fees	1,674,075

Total Expenses	3,154,108

Net Investment Loss, before income taxes	(1,150,894)
Current tax expense	(17,400)
Deferred tax benefit	455,635

Income tax benefit	438,235

Net Investment Loss	(712,659)

2006 1st Quarter Report      13

Statement of Operations (Unaudited)
(Continued)

Period from
December 1, 2005
through
February 28, 2006
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments, before deferred tax expense	$380,859
Deferred tax expense	(148,535)

Net realized gain on investments	232,324

Net unrealized appreciation of investments	15,842,908
Net unrealized depreciation of interest rate swap contracts	(220,385)

Net unrealized appreciation, before deferred tax expense	15,622,523
Deferred tax expense	(6,092,798)

Net unrealized appreciation of investments and interest rate swap contracts	9,529,725

Net Realized and Unrealized Gain on Investments	9,762,049

Dividends to Preferred Stockholders	(257,697)

Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$8,791,693

See Accompanying Notes to the Financial Statements.
14      Tortoise Energy Capital Corp.

Statement of Changes in Net Assets

	Period from	Period from
	December 1, 2005	May 31, 2005(1)
	through	through
	February 28, 2006	November 30, 2005
	(Unaudited)
Operations
Net investment income (loss)	$(712,659)	$574,502
Net realized gain (loss) on investments	232,324	(316)
Net unrealized appreciation (depreciation) of investments and interest rate swap contracts	9,529,725	(813,275)
Dividends to preferred stockholders	(257,697)	—

Net increase (decrease) in net assets applicable to common stockholders resulting from operations	8,791,693	(239,089)

Dividends and Distributions to Common Stockholders
Net investment income	—	(512,594)
Return of capital	(5,742,238)	(8,649,370)

Total dividends to common stockholders	(5,742,238)	(9,161,964)

Capital Share Transactions
Proceeds from initial public offering of 14,000,000 common shares	—	350,000,000
Proceeds from issuance of 1,887,000 common shares in connection with exercising an overallotment option granted to underwriters of the initial public offering	—	47,175,000
Underwriting discounts and offering expenses associated with the issuance of common shares	—	(18,780,799)
Underwriting discounts and offering expenses associated with the issuance of preferred shares	(937,000)	—
Issuance of 41,131 common shares from reinvestment of dividend distributions to stockholders	—	986,298

Net increase in net assets, applicable to common stockholders, from capital share transactions	(937,000)	379,380,499

Total increase in net assets applicable to common stockholders	2,112,455	369,979,446
Net Assets
Beginning of period	370,455,442	475,996

End of period	$372,567,897	$370,455,442

Accumulated net investment loss at the end of the period	$(712,659)	$—

See Accompanying Notes to the Financial Statements.
2006 1st Quarter Report      15

Statement of Cash Flows (Unaudited)

Period from
December 1, 2005
through
February 28, 2006
Cash Flows From Operating Activities
Distributions received from master limited partnerships	$7,536,900
Interest and dividend income received	338,472
Purchases of long-term investments	(74,190,933)
Proceeds from sale of long-term investments	6,450,776
Purchases of short-term investments, net	1,023,080
Interest expense paid	(1,600,856)
Operating expenses paid	(1,320,263)

Net cash used in operating activities	(61,762,824)

Cash Flows From Financing Activities
Issuance of preferred stock	70,000,000
Advances from revolving line of credit	48,000,000
Repayments on revolving line of credit	(48,000,000)
Preferred stock issuance costs	(726,282)
Debt issuance costs	(274,178)
Dividends paid to common stockholders	(1,191,263)
Dividends paid to preferred stockholders	(248,808)

Net cash provided by financing activities	67,559,469

Net increase in cash	5,796,645
Cash — beginning of period	101,494

Cash — end of period	$5,898,139

16       Tortoise Energy Capital Corp.

Statement of Cash Flows (Unaudited)
(Continued)

Period from
December 1, 2005
through
February 28, 2006
Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$8,791,693
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Purchases of long-term investments, net of return of capital adjustments	(68,346,271)
Proceeds from sales of long-term investments	6,450,776
Purchases of short-term investments, net	1,023,080
Deferred income taxes	5,785,698
Net unrealized appreciation on investments and interest rate swap contracts	(15,622,523)
Realized gain on investments	(380,859)
Accretion of discount on long-term investments	(3,054)
Amortization of debt issuance costs	10,108
Dividends to preferred stockholders	257,697
Changes in operating assets and liabilities:
Increase in interest receivable	(30,550)
Increase in prepaid expenses and other assets	(26,509)
Increase in payable to Adviser	153,052
Increase in accrued expenses and other liabilities	174,838

Total adjustments	(70,554,517)

Net cash used in operating activities	$(61,762,824)

Non-Cash Financing Activities
Reinvestment of distributions by common stockholders in additional common shares	$986,298

See Accompanying Notes to the Financial Statements.
2006 1st Quarter Report      17

Financial Highlights

	Period from	Period from
	December 1, 2005	May 31, 2005(1)
	through	through
	February 28, 2006	November 30, 2005
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$23.23	$—
Public offering price	25.00
Underwriting discounts and offering costs on issuance of common shares	—	(1.18)
Underwriting discounts and offering costs on issuance of preferred shares	(0.06)	—
Income from Investment Operations:
Net investment income (loss)	(0.04)	0.04
Net realized and unrealized gain (loss) on investments	0.61	(0.05)

Total increase (decrease) from investment operations	0.57	(0.01)

Less Dividends to Preferred Stockholders:
Net investment income	—	—
Return of capital	(0.02)	—

Total dividends to preferred stockholders	(0.02)	—

Less Dividends to Common Stockholders:
Net investment income	—	(0.03)
Return of capital	(0.36)	(0.55)

Total dividends to common stockholders	(0.36)	(0.58)

Net Asset Value, end of period	$23.36	$23.23

Per common share market value, end of period	$22.90	$22.09
Total Investment Return Based on Market Value(3)	5.26%	(8.33)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$372,568	$370,455
Ratio of expenses (including current and deferred income tax expense) to average net assets:(4)(5)	9.73%	1.29%
Ratio of expenses (excluding current and deferred income tax expense) to average net assets:(4)(5)(6)	3.45%	1.39%
Ratio of net investment income (loss) to average net assets (including current and deferred income tax expense):(4)	(7.56)%	0.60%
Ratio of net investment income (loss) to average net assets (excluding current and deferred income tax expense):(4)(6)	(1.28)%	0.50%
18       Tortoise Energy Capital Corp.

	Period from	Period from
	December 1, 2005	May 31, 2005(1)
	through	through
	February 28, 2006	November 30, 2005
	(Unaudited)
Portfolio turnover rate	1.27%	0.08%
Tortoise Auction Rate Senior Notes, end of period (000’s)	$120,000	$120,000
Tortoise Preferred Shares, end of period (000’s)	$70,000	—
Per common share amount of auction rate senior notes outstanding at end of period	$7.52	$7.52
Per common share amount of net assets, excluding auction rate senior notes, at end of period	$30.88	$30.75
Asset coverage, per $1,000 of principal amount of auction rate senior notes
Series A	$4,688	$4,087
Series B	$4,688	$4,087
Asset coverage, per $25,000 liquidation value per share of preferred shares	$158,060	—
Asset coverage ratio of auction rate senior notes(7)	469%	409%
Asset coverage ratio of preferred shares(8)	296%	—%

(1)	Commencement of Operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Not Annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at the closing price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)	Annualized for periods less than one full year.

(5)	For the period from December 1, 2005 through February 28, 2006, the Company accrued $5,803,098 in current and deferred income tax expense. For the period from May 31, 2005 through November 30, 2005, the Company accrued $192,462 in net deferred income tax benefit.

(6)	This ratio excludes deferred income tax benefit (expense) on net investment loss (income).

(7)	Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes and preferred shares at the end of the period divided by auction rate senior notes outstanding at the end of the period.

(8)	Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes and preferred shares at the end of the period divided by the sum of auction rate senior notes and preferred shares outstanding at the end of the period.
2006 1st Quarter Report      19

Notes to Financial Statements (Unaudited)
February 28, 2006
1. Organization
Tortoise Energy Capital Corp. (the “Company”) was organized as a Maryland corporation on March 4, 2005, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current cash distributions paid to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Company received the proceeds of its initial public offering and commenced operations on May 31, 2005. The Company’s shares are listed on the New York Stock Exchange under the symbol “TYY.”
2. Significant Accounting Policies
A. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.
B. Investment Valuation
The Company owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company uses the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.
The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, securities with similar yields, quality, type of issue, coupon, duration and rating.
The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.
The Company generally values its interest rate swap contracts by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on broker quotations, if available.
20   Tortoise Energy Capital Corp.

Notes to Financial Statements (Unaudited)
(Continued)
If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using a fair value procedure.
C. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.
D. Dividends to Stockholders
Dividends to common stockholders will be recorded on the ex-dividend date. The character of dividends made during the year from net investment income, net realized gains, or other sources may differ from their ultimate characterization for federal income tax purposes.
Dividends to preferred stockholders are based on variable rates set at auctions, normally held every 28 days. Dividends on preferred shares are accrued on a daily basis for the subsequent 28 day period at a rate as determined on the auction date. Dividends on preferred shares are payable every 28 days, on the first day following the end of the dividend period.
E. Federal Income Taxation
The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.
F. Organization Expenses, Offering and Debt Issuance Costs
The Company is responsible for paying all organizational expenses, which are expensed as incurred. Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the shares are issued. Offering costs (excluding underwriter commissions) of
2006 1st Quarter Report   21

Notes to Financial Statements (Unaudited)
(Continued)
$907,924 and $237,000 were charged to additional paid-in capital for initial public offering of common stock in May of 2005 and the issuance of preferred stock in January of 2006, respectively. Debt issuance costs related to the auction rate senior notes payable are capitalized and amortized over the period the notes are outstanding. The amounts of such capitalized costs for the Auction Rate Senior Notes Series A and B issued in November of 2005 (excluding underwriter commissions) was $415,650.
G. Derivative Financial Instruments
The Company uses interest rate swap contracts to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations.
H. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnifications to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3. Concentration of Risk
The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to its stockholders. Under normal circumstances, and once fully invested in accordance with its investment objective, the Company will have at least 80 percent of its total assets, plus any borrowings for investment purposes, invested in equity securities of entities in the energy sector within the United States. The Company will not invest more than 15 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 20 percent of its total assets in debt securities, including securities rated below investment grade. In determining application of these policies, the term “total assets” includes assets to be obtained through anticipated leverage.
4. Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, LLC (the “Adviser”). Under the terms of the agreement, until May 31, 2006, the Company will pay the Adviser a fee equal to an annual rate of 0.90 percent of the Company’s average monthly total
22   Tortoise Energy Capital Corp.

Notes to Financial Statements (Unaudited)
(Continued)
assets (including any assets attributable to leverage) minus accrued liabilities (other than deferred income taxes, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares) (“Managed Assets”), in exchange for the investment advisory services provided. Thereafter, the Company will pay the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s Managed Assets.
The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.07 percent of the first $300 million of the Company’s Managed Assets, 0.06 percent on the next $500 million of Managed Assets and 0.04 percent on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $45,000.
Computershare Investor Services, LLC serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.
U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.015 percent on the first $100 million of the Company’s Managed Assets and 0.01 percent on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $4,800.
5. Income Taxes
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of February 28, 2006 are as follows:

Deferred tax assets:
Net operating loss carryforwards	$1,183,924
Organization costs	22,803

1,206,727

Deferred tax liabilities:
Net unrealized gains on investment securities and interest rate swap contracts	5,557,377
Basis reduction of investment in MLPs	1,242,586

6,799,963

Total net deferred tax liability	$5,593,236

For the period from December 1, 2005 to February 28, 2006, the components of income tax expense include foreign taxes of $17,400 and deferred federal and state income taxes (net of federal tax benefit) of $5,192,293 and $593,405, respectively. As of November 30, 2005, the Company had a net operating loss for federal income tax purposes of approximately $555,000. This net operating loss may be carried forward for 20 years and accordingly would expire after the year ending November 30, 2025.
2006 1st Quarter Report   23

Notes to Financial Statements (Unaudited)
(Continued)
Total income taxes differ from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment income and realized and unrealized gains on investments before taxes for the period from December 1, 2005 through February 28, 2006, as follows:

Application of statutory income tax rate	$5,198,371
State income taxes, net of federal taxes	594,100
Other	10,627

Total	$5,803,098

6. Restricted Securities
Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors and more fully described in Note 2. The table below shows the number of units held or principal amount, the acquisition date, acquisition cost, value per unit and percent of net assets which the securities comprise.

		Number of
		Units or				Percent
		Principal	Acquisition	Acquisition	Value	of Net
Investment Security		Amount	Date	Cost	Per Unit	Assets

Copano Energy, LLC	Common Units	531,701	8/01/05	$15,000,089	$39.87	5.7%
Crosstex Energy, L.P.	Common Units	977,199	11/01/05	36,000,011	34.78	9.1
Pacific Energy Partners, L.P.	Common Units	1,584,800	9/30/05	48,245,274	29.06	12.4
E.W. Transportation, LLC	Promissory Note	$6,562,356	9/08/05	6,947,500	N/A	1.7

				$106,192,874		28.9%

7. Investment Transactions
For the period ended February 28, 2006, the Company purchased (at cost) and sold securities (at proceeds) in the amount of $77,493,157 and $6,742,770 (excluding short-term debt securities and interest rate swaps), respectively.
8. Auction Rate Senior Notes
The Company has issued two $60,000,000 aggregate principal amounts of auction rate senior notes Series A and Series B, respectively (collectively, the “Notes”). The Notes were issued in denominations of $25,000. The principal amount of the Notes will be due and payable on November 14, 2045. Fair value of the notes approximates carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.
Holders of the Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. Interest rates for Series A and Series B as of February 28, 2006, were 4.70 percent and 4.75 percent, respectively. The weighted average interest rates for Series A and Series B for the period ended February 28, 2006, were 4.56 percent and 4.52 percent, respectively. These
24    Tortoise Energy Capital Corp.

Notes to Financial Statements (Unaudited)
(Continued)
rates include the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25 percent. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes’ prospectus. Generally, the rate period will be 28 days for Series A and Series B. The Notes will not be listed on any exchange or automated quotation system.
The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.
The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.
9. Preferred Shares
The Company has 7,500 authorized Money Market Preferred (“MMP”) Shares, of which 2,800 shares are currently outstanding. The MMP Shares have rights determined by the Board of Directors. The MMP Shares have a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared.
Holders of the MMP Shares are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rate for the MMP Shares as of February 28, 2006, was 4.91 percent. The weighted average dividend rate for the MMP Shares for the period ended February 28, 2006, was 4.58 percent. This rate includes the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25 percent. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distribution on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MMP Shares would be less than 200 percent.
The MMP Shares are redeemable in certain circumstances at the option of the Company. The MMP Shares are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.
The holders of MMP Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.
2006 1st Quarter Report 25

Notes to Financial Statements (Unaudited)
(Continued)
10. Interest Rate Swap Contracts
The Company has entered into interest rate swap contracts to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300 percent asset coverage of the liquidation value of the outstanding auction rate senior notes or if the Company loses its credit rating on its auction rate senior notes, then the Company could be required to make a termination payment, in addition to redeeming all or some of the auction rate senior notes. Details of the interest rate swap contracts outstanding as of February 28, 2006, were as follows:

			Fixed Rate	Floating Rate
	Maturity	Notional	Paid by	Received by	Unrealized
Counterparty	Date	Amount	the Company	the Company	Depreciation

U.S. Bank, N.A.	11/25/2015	$60,000,000	5.11%	1 month U.S. Dollar LIBOR	$(722,526)
U.S. Bank, N.A.	12/02/2015	60,000,000	5.11%	1 month U.S. Dollar LIBOR	(716,388)
U.S. Bank, N.A.	2/15/2013	20,000,000	4.95%	1 month U.S. Dollar LIBOR	(6,017)
U.S. Bank, N.A.	3/01/2018	20,000,000	4.99%	1 month U.S. Dollar LIBOR	(59,952)
U.S. Bank, N.A.	2/28/2017	15,000,000	5.05%	1 month U.S. Dollar LIBOR	(123,772)
U.S. Bank, N.A.	2/28/2015	15,000,000	5.01%	1 month U.S. Dollar LIBOR	(65,746)

		$190,000,000			$(1,694,401)

The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contract, as no collateral is pledged by the counterparty.
26  Tortoise Energy Capital Corp.

Notes to Financial Statements (Unaudited)
(Continued)
11. Common Stock
The Company has 100,000,000 shares of beneficial interest authorized and 15,950,661 shares outstanding at February 28, 2006. Transactions in common shares for the period May 31, 2005 (commencement of operations) to November 30, 2005, were as follows:

Shares at May 31, 2005	22,530
Shares sold through initial public offering and exercise of overallotment options	15,887,000
Shares issued through reinvestment of dividends	41,131

Shares at November 30, 2005	15,950,661

There were no transactions in common shares for the period from December 1, 2005 through February 28, 2006.
12. Credit Facility
On December 5, 2005, the Company entered into a $50 million secured credit facility, maturing February 10, 2006, with U.S. Bank, N.A. The credit facility was retired on January 31, 2006, with the proceeds from the issuance of preferred shares described in Note 9. The average interest rate for the period during which the credit facility was outstanding was 5.28 percent.
13. Subsequent Events
On March 1, 2006, the Company paid a dividend in the amount of $0.36 per share, for a total of $5,742,238. Of this total, the dividend reinvestment amounted to $476,372.
2006 1st Quarter Report  27

Additional Information (Unaudited)
Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect Tortoise Energy Capital Corp.’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of Tortoise Energy Capital Corp. will trade in the public markets and other factors discussed in filings with the SEC.
Proxy Voting Policies
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the period ended June 30, 2005 is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (800) 727-0254; and (ii) on the SEC’s Web site at www.sec.gov.
Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q and statement of additional information are available without charge upon request by calling the Company at (800) 727-0254 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the Commissions Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.
Privacy Policy
In order to conduct its business, the Company collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.
We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.
To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect you nonpublic personal information.
28 Tortoise Energy Capital Corp.

Office of the Company and	ADMINISTRATOR
of the Investment Adviser	U.S. Bancorp Fund Services, L.L.C.
Tortoise Capital Advisors, L.L.C.	615 East Michigan St.
10801 Mastin Boulevard, Suite 222	Milwaukee, Wis. 53202
Overland Park, Kan. 66210
(913) 981-1020	CUSTODIAN
(913) 981-1021 (fax)	U.S. Bank, N.A.
www.tortoiseadvisors.com	425 Walnut St.
Cincinnati, Ohio 45202
Managing Directors of
Tortoise Capital Advisors, L.L.C.	TRANSFER AGENT
H. Kevin Birzer	Computershare Investor Services, L.L.C.
Zachary A. Hamel	2 North LaSalle St.
Kenneth P. Malvey	Chicago, III. 60602
Terry Matlack	(800) 727-0254
David J. Schulte	www.computershare.com

Board of Directors of	LEGAL COUNSEL
Tortoise Energy Capital Corp.	Blackwell Sanders Peper Martin LLP
4801 Main St.
H. Kevin Birzer, Chairman	Kansas City, Mo. 64112
Tortoise Capital Advisors, L.L.C.

Terry Matlack	INVESTOR RELATIONS
Tortoise Capital Advisors, L.L.C.	(913) 981-1020
info@tortoiseadvisors.com
Conrad S. Ciccotello
Independent	STOCK SYMBOL
Listed NYSE Symbol: TYY
John R. Graham
Independent
This report is for stockholder information.
Charles E. Heath	This is not a prospectus intended for use
Independent	in the purchase or sale of fund shares. Past
performance is no guarantee of future results
and your investment may be worth more or
less at the time you sell.

“...Steady Wins™”
Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Energy Capital Corp.

10801 Mastin Blvd., Suite 222 • Overland Park, Kan. 66210 • (913) 981-1020 • (913) 981-1021(fax)
www.tortoiseadvisors.com